Supplement to the Current Prospectus

MFS(R) Sector Rotational Fund

Effective May 1, 2008, Class R1, Class R2, Class R3, and Class R4 shares of the fund are offered for sale to eligible investors.


                   The date of this supplement is May 1, 2008.